UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report: July 31, 2010


                           RANCHER ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)


             Nevada                        000-51425            98-0422451
------------------------------       -----------------    ----------------------
(State or other jurisdiction         (Commission File     (IRS Employer Identi-
    of incorporation)                     Number)            fication Number)


                  999 18th Street, Suite 3400, Denver, CO 80202
                   ------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (303) 629-1125
                           -------------------------
               Registrant's telephone number, including area code


                    ----------------------------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.


On July 31, 2010, Mr. Richard Kurtenbach, resigned as the Chief Accounting Officer of Rancher Energy Corporation.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                          RANCHER ENERGY CORPORATION


                                          By: /s/ Jon Nicolaysen
                                              ----------------------------------
                                              Jon Nicolaysen, Chief Executive
                                                Officer


                                          Date: October 26, 2010